Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 597,744,000.00
Previously Paid Amount	0.00
Total Fee Amount	91,514.61
Total Offset Amount	0.00
Net Fee	$ 91,514.61
Final Prospectus	false